EXHIBIT 99.1

Accrued Interest Date:                                Collection Period Ending:
26-Jan-04                                                           31-Jan-04

Distribution Date:        BMW VEHICLE OWNER TRUST 2001-A             Period #
                          ------------------------------
25-Feb-04                                                                 33

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Balances
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                                                                              Initial        Period End
     Receivables                                                       $1,489,992,840      $227,263,926
     Pre-Funding Account                                                  $99,965,067                $0
     Capitalized Interest Account                                          $1,045,665                $0
     Reserve Account                                                      $22,349,893       $11,924,684
     Yield Supplement Overcollateralization                                $8,157,907          $789,113
     Class A-1 Notes                                                     $329,000,000                $0
     Class A-2 Notes                                                     $448,000,000                $0
     Class A-3 Notes                                                     $499,000,000                $0
     Class A-4 Notes                                                     $274,000,000      $194,674,813
     Class B Notes                                                        $31,800,000       $31,800,000

Current Collection Period
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     Beginning Receivables Outstanding                                   $246,931,636
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                $12,810,375
           Receipts of Pre-Paid Principal                                  $6,619,992
           Liquidation Proceeds                                              $117,424
           Principal Balance Allocable to Gross Charge-offs                  $119,919
           Release from Pre-Funding Account                                        $0
        Total Receipts of Principal                                       $19,667,710

        Interest Distribution Amount
           Receipts of Interest                                            $1,387,999
           Servicer Advances                                                       $0
           Reimbursement of Previous Servicer Advances                       ($73,366)
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $57,619
           Capitalized Interest Payments                                           $0
           Net Investment Earnings                                             $8,648
        Total Receipts of Interest                                         $1,380,899

        Release from Reserve Account                                               $0

     Total Distribution Amount                                            $20,928,689

     Ending Receivables Outstanding                                      $227,263,926

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance               $1,728,944
     Current Period Servicer Advance                                               $0
     Current Reimbursement of Previous Servicer Advance                      ($73,366)
     Ending Period Unreimbursed Previous Servicer Advances                 $1,655,578

Collection Account
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     Deposits to Collection Account                                       $20,928,689
     Withdrawals from Collection Account
        Servicing Fees                                                       $205,776
        Class A Noteholder Interest Distribution                             $912,309
        First Priority Principal Distribution                                      $0
        Class B Noteholder Interest Distribution                             $144,690
        Regular Principal Distribution                                    $19,565,952
        Reserve Account Deposit                                                    $0
        Unpaid Trustee Fees                                                        $0
        Excess Funds Released to Depositor                                    $99,962
     Total Distributions from Collection Account                          $20,928,689


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Excess Funds Released to the Depositor
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        Release from Reserve Account                                               $0
        Release from Collection Account                                       $99,962
     Total Excess Funds Released to the Depositor                             $99,962

Note Distribution Account
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     Amount Deposited from the Collection Account                         $20,622,951
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $20,622,951

Distributions
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     Monthly Principal Distributable Amount                           Current Payment    Ending Balance  Per $1,000      Factor
     Class A-1 Notes                                                               $0                $0      $0.00         0.00%
     Class A-2 Notes                                                               $0                $0      $0.00         0.00%
     Class A-3 Notes                                                               $0                $0      $0.00         0.00%
     Class A-4 Notes                                                      $19,565,952      $194,674,813     $71.41        71.05%
     Class B Notes                                                                 $0       $31,800,000      $0.00       100.00%

     Interest Distributable Amount                                    Current Payment        Per $1,000
     Class A-1 Notes                                                               $0             $0.00
     Class A-2 Notes                                                               $0             $0.00
     Class A-3 Notes                                                               $0             $0.00
     Class A-4 Notes                                                         $912,309             $3.33
     Class B Notes                                                           $144,690             $4.55



Carryover Shortfalls
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                                                                Prior Period Carryover  Current Payment    Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-2 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-3 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-4 Interest Carryover Shortfall                                        $0                $0         $0
     Class B Interest Carryover Shortfall                                          $0                $0         $0


Receivables Data
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                                                                     Beginning Period     Ending Period
     Number of Contracts                                                       25,538            24,494
     Weighted Average Remaining Term                                            21.40             20.55
     Weighted Average Annual Percentage Rate                                    7.61%             7.62%

     Delinquencies Aging Profile End of Period                          Dollar Amount        Percentage
        Current                                                          $195,181,223            85.88%
        1-29 days                                                         $24,396,376            10.73%
        30-59 days                                                         $5,676,710             2.50%
        60-89 days                                                           $901,456             0.40%
        90-119 days                                                          $352,883             0.16%
        120+ days                                                            $755,278             0.33%
        Total                                                            $227,263,926           100.00%
        Delinquent Receivables +30 days past due                           $7,686,327             3.38%



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
     Charge-offs
        Gross Principal Charge-Offs for Current Period                       $119,919
        Recoveries for Current Period                                         $57,619
        Net Losses for Current Period                                         $62,300

        Cumulative Realized Losses                                         $8,798,161


     Repossessions                                                      Dollar Amount             Units
        Beginning Period Repossessed Receivables Balance                     $515,942                35
        Ending Period Repossessed Receivables Balance                        $562,430                42
        Principal Balance of 90+ Day Repossessed Vehicles                     $16,542                 1



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                        $890,870
     Beginning Period Amount                                                 $890,870
     Ending Period Required Amount                                           $789,113
     Current Period Release                                                  $101,758
     Ending Period Amount                                                    $789,113
     Next Distribution Date Required Amount                                  $694,939

Capitalized Interest Account
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     Beginning Period Required Amount                                              $0
     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Current Period Release to Depositor                                           $0
     Ending Period Required Amount                                                 $0
     Ending Period Amount                                                          $0


Pre-Funding Account
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     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Release to Servicer for Additional Loans                                      $0
     Current Period Release for Deposit to Collection Account                      $0
     Ending Period Amount                                                          $0

Reserve Account
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     Beginning Period Required Amount                                     $11,924,684
     Beginning Period Amount                                              $11,924,684
     Net Investment Earnings                                                   $8,647
     Current Period Deposit                                                        $0
     Current Period Release to Collection Account                                  $0
     Current Period Release to Depositor                                           $0
     Ending Period Required Amount                                        $11,924,684
     Ending Period Amount                                                 $11,924,684
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